May 31, 2013 John J. Patrick, Jr. Chairman, President and CEO Gregory A. White EVP, Chief Financial Officer Michael T. Schweighoffer EVP, Chief Lending Officer A Great Past…Dynamic Present… And a Bright Future

Forward Looking Statements Disclaimer & Forward-Looking Statements Statements in this document and presented orally at the conference, if any, concerning future results, performance, expectations or intentions are forward-looking statements. Actual results, performance or developments may differ materially from forward-looking statements as a result of known or unknown risks, uncertainties and other factors, including those identified from time to time in the Company’s filings with the Securities and Exchange Commission, press releases and other communications. Actual results also may differ based on the Company’s ability to successfully maintain and integrate customers from acquisitions. The Company intends any forward-looking statements to be covered by the Litigation Reform Act of 1995 and is including this statement for purposes of said safe harbor provisions. Readers and attendees are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances that occur after the date as of which such statements are made. The Company’s capital strategy includes deployment of excess capital, the success of which efforts cannot be guaranteed. *

Farmington Bank, founded in 1851, is a wholly owned subsidiary of First Connecticut Bancorp, Inc. A community bank with strong capital position, positive trends in loan and deposit growth, and solid asset quality Experienced management team focused on organic growth strategy Clear strategic priorities Strong, scalable franchise in central Connecticut Broad risk management program focused on “best practices” Culture that encourages a decision-making process that allows for teamwork, yet places clear responsibility and authority with the individual Executive Summary *

Franchise Overview 20 branch offices Executing on de novo strategy of adding 2-3 branches a year through mid-2014, then reassess Strategically located in affluent Hartford, CT suburbs 20 Branches And Expanding First Connecticut Bancorp, Inc. - NASDAQ (FBNK) Farmington Bank - wholly owned subsidiary Headquarters: Farmington, Connecticut Assets: $1.8 billion Loans: $1.6 billion Deposits: $1.4 billion Capital: $243 million (as of 3/31/13) Corporate Profile *

Market Position * Source: SNL Financial *includes limited service branches Note: Deposit data as of 6/30/2012; Pro forma for pending and recently completed transactions Too big to be small……. Too small to be big…….

Leadership Team *

Strategic Accomplishments * • Significant deposit growth - 68% growth since 2008 • Strong organic loan growth - 86% growth since 2008 • Established a scalable residential lending platform with goal to become a market leader • Opened 8 de novo branches since April 2010 • Focus on transaction accounts and new households • Transition to retail sales culture • Repositioned liability side of the balance sheet • Enterprise risk management - "best practices" • Strategic initiatives to build "best in class": * growth rates through 3/31/13 Executed Organic Growth Strategy Invested in People, Technology and Franchise Capital • Raised $172 million of capital in June 2011 Geographic Diversification of the Deposit Base • Commercial credit and underwriting • Cash management • S mall business banking • Retail banking • Residential lending • Government banking • Marketing • e - business

Our Core Business * Government Banking

Diversified Loan Portfolio *

Total Loan Growth 34% growth since 2010, despite strategic reduction of $90 million in resort loan portfolio * Total Loans (period ended)

Asset Quality Metrics *

Commercial Banking *

Small Business Lending * • Over 3,600 business calls made by business development officers in 2012; 900 calls made through 3/31 • All branch managers and BDO's have been credit certified after completing rigorous OMEGA credit/underwriting certification • Small Business loan outstandings increased 18% to $48 million in 2012; at $50 million on 3/31/2013 • Small Business loan commitments increased 19% to $60 million in 2012; at $62 million on 3/31/2013 • 303 applications taken for $46 million in 2012; 83 new applications in Q1 2013 • Currently # 1 SBA lender in Connecticut • #1 CDA Urbank lender in CT through 2012 • Preferred SBA status allows local decisions • On staff SBA specialists provide value added understanding of products and process • Expedited approval process; 3.9 days average decision time • Application to close averages 20.2 days • Dedicated underwriters use credit scoring with overview General Small Business Lending SBA Lending Efficiencies and Responsiveness

Residential Mortgage and Consumer Lending *

Diversified Deposit Base Deposit Composition 2008 vs 3/31/2013 (000’s) *

Business Deposits *

Retail Banking *

Government Banking *

Financial Performance * Selected Annual Financial Data (000’s)

Financial Performance * Selected Quarterly Financial Data (000’s)

Financial Performance *

Strategic Direction *

Conclusion *

Supplemental Information Appendix *

Income Statement 2008 – 2013 (000’s) Select Financial Data *

Select Financial Data * Income Statement last 5 quarters (000’s)

Select Financial Data *

Select Financial Data *

Asset Quality Metrics *

Commercial Loan Growth *

Residential and Consumer Loan Growth *

Deposit Diversification Checking & MMDA / Savings vs Time Deposits (000’s) *

Checking Growth Consumer Checking Growth ($000’s) *

Checking Growth Business Checking Growth ($000’s) *

De Novo Branch Profitability average profitability at $20 million * De Novo Branch Deposit Growth & Point of Profitability (In Millions)